5. ROLL- UP TRANSACTION (Tables)	6 Months Ended
Jun. 30, 2013
Notes to Financial Statements
Pro forma revenue and net income
	Year Ended December 31, 2011
	As Reported	ImPetro	Pro Forma Adjustment			Total

Total revenues	$4,898,438	$1,983,065	$			$6,881,503
Total expenses	4,929,172	2,071,253		(248,384)	(8)	6,752,041
Other income (expense)	3,412,882	(1,392,021)		(2,247,050)	(9)	(226,189)
Net income (loss)	3,382,148	(1,480,209)		(1,998,666)		(96,727)

Basic and diluted loss per common share						(0.01)